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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 7, 2001
                Date of report (Date of earliest event reported)


                       BIG BUCK BREWERY & STEAKHOUSE, INC.
               (Exact Name of Registrant as Specified in Charter)


          MICHIGAN                   0-20845                  38-3196031
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)         Identification Number)

                           550 SOUTH WISCONSIN STREET
                            GAYLORD, MICHIGAN 49734
          (Address of Principal Executive Offices, including Zip Code)


                                 (989) 731-0401
              (Registrant's Telephone Number, including Area Code)


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ITEM 5            Other Events

         On December 7, 2001, the board of directors extended the expiration date of the Company's Class A Warrants through 5:00 p.m. (CST) on December 13, 2002. For further information, please refer to the press release attached hereto as Exhibit 99.

ITEM 7            Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits.

                  99       Press release dated December 10, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on December 10, 2001.

                                       BIG BUCK BREWERY & STEAKHOUSE, INC.

                                       By: /s/ Anthony P. Dombrowski
                                          --------------------------
                                          Anthony P. Dombrowski
                                          Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number             Description
-------            -----------

99                Press release dated December 10, 2001.